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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported):       June 23, 1999 (June 16, 1999)
                                                      ---------------------------------
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                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                  0-19656                36-3939651
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File Number)         Identification No.)

         2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA          20191
          (Address of principal executive offices)         (Zip Code)
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Registrant's telephone number, including area code:          (703) 433-4000
                                                         ----------------------




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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

Convertible Notes Offering. On June 16, 1999 Nextel Communications, Inc. ("Nextel") completed the sale of $500.0 million in principal amount at maturity of 4 3/4% Convertible Senior Notes due 2007 (the "Convertible Notes"). On June 22, 1999 Nextel completed the sale of an additional $100.0 million in principal amount at maturity of Convertible Notes to the initial purchasers to cover over-allotments. These transactions generated approximately $588.0 million in net proceeds. Cash interest on the principal amount of the Convertible Notes is payable semi-annually in arrears in cash on January 1 and July 1 of each year, commencing January 1, 2000 at a rate of 4 3/4% per annum. However, the first interest payment on the Convertible Notes will include interest from June 16, 1999. The Convertible Notes are convertible at the option of the holders, prior to redemption or maturity, into the Company's common stock at a conversion price of $47.308 per share (subject to adjustment upon the occurrence of certain events). The reported last sale price of Nextel's common stock on the Nasdaq National Market on June 10, 1999, the date on which Nextel agreed to sell the Convertible Notes, was $37.25. The Convertible Notes are redeemable at Nextel's option commencing after July 6, 2002 at specified redemption prices plus accrued interest. The Convertible Notes rank equally with all of Nextel's unsubordinated and unsecured indebtedness. Nextel intends to use the net proceeds from this offering to fund capital expenditures, investments, working capital needs and other general corporate purposes.

The offering of the Convertible Notes was effected as a private placement under the Securities Act of 1933, as amended (the "Securities Act"). Neither the offering of Nextel's Convertible Notes, nor of Nextel's common stock issuable upon conversion thereof, have been registered under the Securities Act and none of such securities may be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. This announcement does not constitute an offer to sell or the solicitation of an offer to buy the Convertible Notes or underlying shares of Nextel's common stock issuable upon conversion of such Convertible Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                NONE

        (b)     PRO FORMA FINANCIAL INFORMATION.
                NONE

        (c)     EXHIBITS.

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
                EXHIBIT NO.     EXHIBIT DESCRIPTION
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
                    4.1         Indenture, dated as of June 16, 1999, between Nextel Communications,
                                Inc., and Harris Trust and Savings Bank, as Trustee, relating to
                                Nextel's 4 3/4% Convertible Senior Notes due 2007.
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXTEL COMMUNICATIONS, INC.

Date: June 23, 1999                     By: /s/ THOMAS J. SIDMAN
                                           ------------------------------------
                                           Thomas J. Sidman
                                           Vice President and General Counsel


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
EXHIBIT NO.      EXHIBIT DESCRIPTION
-----------      -------------------
    4.1          Indenture, dated as of June 16, 1999, between Nextel Communications,
                 Inc., and Harris Trust and Savings Bank, as Trustee, relating to
                 Nextel's 4 3/4% Convertible Senior Notes due 2007.
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